--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                November 8, 2000

                              GRANT PRIDECO, INC.
             (Exact name of Registrant as specified in its Charter)

           DELAWARE                        001-15423                      76-0312499
(State or other jurisdiction of    (Commission file Number)            (I.R.S. Employer
incorporation or organization)                                        Identification No.)

           1450 LAKE ROBBINS DRIVE,                                77380
                  SUITE 600,                                     (Zip Code)
             THE WOODLANDS, TEXAS
   (Address of principal executive offices)

                                 (281) 297-8500
               (Registrant's telephone number, include area code)

--------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 5. Other Events.

     On November 8, 2000, we issued a press release relating to a contemplated private placement of $200 million of senior debt securities. Pursuant to Rule 135c(d) under the Securities Act of 1933, we have included that press release as exhibit 99.1 to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     99.1 Press Release dated November 8, 2000.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GRANT PRIDECO, INC.

                                            By /s/ PHILIP A. CHOYCE
                                            -------------------------
                                                Philip A. Choyce
                                               Vice President and
                                            Associate General Counsel

November 8, 2000

                                 EXHIBIT INDEX

   Exhibit
   Number                        Description
   -------                       -----------

    99.1           Press Release dated November 8, 2000.